UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 28, 2008
Date of report (Date of earliest event reported)

Gramercy Capital Corp.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Avenue
New York, New York		10170
(Address of Principal Executive Offices)		(Zip Code)

(212) 297-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

Following the issuance of a press release on October 30, 2008 announcing Gramercy Capital Corp.’s (the “Company”) results for the quarter ended September 30, 2008, the Company intends to make available supplemental information regarding the Company’s operations that is too voluminous for a press release.  The Company is attaching the press release as Exhibit 99.1 and the supplemental package as Exhibit 99.2 to this Current Report on Form 8-K.

The information being furnished pursuant to this “Item 2.02. Results of Operations and Financial Condition” (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01.                                          Regulation FD Disclosure.

As discussed in Item 2.02. above, the Company issued a press release, dated October 30, 2008, relating to its financial performance for the quarter ended September 30, 2008, the text of which is incorporated by reference into this “Item 7.01. Regulation FD Disclosure.”

The information being furnished pursuant to this “Item 7.01. Regulation FD Disclosure” shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.  This information shall not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 8.01.                                          Other Events

On October 28, 2008, the Company and SL Green Realty Corp. issued a joint press release anouncing certain changes to the management agreement and the appointment of Roger M. Cozzi as President and Chief Executive Officer of the Company.  A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 30, 2008, relating to earnings.
99.2	Supplemental package.
99.3	Press Release, dated October 28, 2008, relating to management changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 30, 2008

GRAMERCY CAPITAL CORP.

By:	/s/ John B. Roche
Name: John B. Roche
Title: Chief Financial Officer